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                                                                   Exhibit 23.b

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in registration statements No. 333-27443 and No. 333-27445 of First Bill Bancorp. Inc. on Form S-8 of our report dated March 23, 2001 (relating to the consolidated financial statements for the years ended December 31, 2000 and 1999), incorporated by reference in the Annual Report on Form 10-K of First Bell Bancorp, Inc. for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
March 29, 2002

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